EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
4/26/2023	3130AV4X7	4/28/2023	3/11/2033	9/11/2023	Non-Callable		Fixed Constant		4.375	2,000,000
4/26/2023	3130AV5P3	4/28/2023	3/8/2030	9/8/2023	Non-Callable		Fixed Constant		4.375	2,000,000
4/26/2023	3130AV6J6	4/28/2023	3/13/2026	9/13/2023	Non-Callable		Fixed Constant		4.500	10,000,000
4/26/2023	3130AVUC4	5/3/2023	11/3/2023	8/3/2023	Non-Callable		Variable Single Index Floater			375,000,000
4/26/2023	3130AVUD2	4/28/2023	11/28/2023	5/28/2023	Non-Callable		Variable Single Index Floater			205,500,000
4/26/2023	3130AVUF7	5/3/2023	8/3/2023	8/3/2023	Non-Callable		Variable Single Index Floater			250,000,000
4/26/2023	3130AVUM2	4/28/2023	11/28/2023	5/28/2023	Non-Callable		Fixed Constant		4.870	6,500,000
4/27/2023	3130ATS57	5/1/2023	3/10/2028	9/10/2023	Non-Callable		Fixed Constant		4.500	1,000,000
4/27/2023	3130AV6J6	5/1/2023	3/13/2026	9/13/2023	Non-Callable		Fixed Constant		4.500	15,000,000
4/27/2023	3130AVBC5	5/1/2023	3/12/2027	9/12/2023	Non-Callable		Fixed Constant		4.500	2,000,000
4/27/2023	3130AVNT5	4/28/2023	4/25/2025	10/25/2023	Optional Principal Redemption	Bermudan	Fixed Constant	5/25/2023	5.500	25,000,000
4/27/2023	3130AVUT7	5/3/2023	10/3/2023	7/3/2023	Non-Callable		Variable Single Index Floater			400,000,000
4/27/2023	3130AVUT7	5/3/2023	10/3/2023	7/3/2023	Non-Callable		Variable Single Index Floater			11,500,000
4/27/2023	3130AVUT7	5/3/2023	10/3/2023	7/3/2023	Non-Callable		Variable Single Index Floater			26,000,000
4/27/2023	3130AVUY6	5/3/2023	5/3/2033	11/3/2023	Optional Principal Redemption	American	Fixed Constant	11/3/2023	5.820	3,000,000
4/27/2023	3130AVUZ3	5/8/2023	5/8/2043	11/8/2023	Optional Principal Redemption	American	Fixed Constant	11/8/2023	6.000	2,000,000
4/27/2023	3130AVV82	5/1/2023	5/1/2025	11/1/2023	Non-Callable		Fixed Constant		4.070	7,000,000
4/27/2023	3130AVVA7	5/1/2023	11/1/2023	8/1/2023	Non-Callable		Variable Single Index Floater			300,000,000
4/27/2023	3130AVVC3	5/1/2023	7/19/2024	7/19/2023	Non-Callable		Fixed Constant		4.600	25,000,000
4/28/2023	3130AV4X7	5/2/2023	3/11/2033	9/11/2023	Non-Callable		Fixed Constant		4.375	1,000,000
4/28/2023	3130AV6J6	5/2/2023	3/13/2026	9/13/2023	Non-Callable		Fixed Constant		4.500	2,000,000
4/28/2023	3130AVVK5	5/3/2023	10/3/2023	7/3/2023	Non-Callable		Variable Single Index Floater			500,000,000

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

4/28/2023	3130AVVL3	5/4/2023	12/4/2023	6/4/2023	Non-Callable	Variable Single Index Floater		500,000,000
4/28/2023	3130AVVP4	5/2/2023	9/20/2023	9/20/2023	Non-Callable	Fixed Constant	5.115	20,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

Prepared by:

Reviewed by: